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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  November 1, 1999
                                                   ----------------


                             Infinium Software, Inc.
             (Exact name of registrant as specified in its charter)



       Massachusetts                0-27030                  04-2734036
---------------------------   ---------------------      --------------------
(State or other juris-        (Commission File No.)      (IRS Employer
diction of incorporation)                                Identification No.)


25 Communications Way
Hyannis, Massachusetts                                        02601
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(Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code   (508) 778-2000
                                                   -------------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)




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Item 5.  Other Events.

         On November 1, 1999 Infinium Software, Inc. issued a press release announcing financial results for the fourth quarter and fiscal year ended September 30, 1999 and the adoption of a stock repurchase plan.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

         Exhibit No.                    Exhibit
         -----------                    -------
             99.1         Press Release dated November 1, 1999.











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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 5, 1999                      Infinium Software, Inc.



                                            By: /s/ Robert A. Pemberton
                                               ------------------------
                                               Robert A. Pemberton
                                               Chief Executive Officer







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                                  EXHIBIT INDEX


Exhibit No.                  Exhibit
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   99.1        Press Release dated November 1, 1999.